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                                                                     EXHIBIT 4.2



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


      CERTIFICATE                                              ORGANIZED UNDER THE LAWS OF                        SHARES
      NO. 1                                                       THE STATE OF FLORIDA


                                                                  MANSUR INDUSTRIES, INC.



                                         150,000 SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK $1.00 PAR VALUE




                                  This Certifies that __________________________________________________________ is the
                                  registered holder of ________________________________________________________ shares
                                                                   SERIES C CONVERTIBLE

                                                     PREFERRED STOCK OF THE ABOVE NAMED CORPORATION

                                  transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


                                  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___TH day of August A.D. 1999




                                   --------------------------------------               --------------------------------------
                                                Secretary                                              President
                                             Pierre G. Mansur                                       Pierre G. Mansur





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            FOR VALUE RECEIVED, ____ HEREBY SELL, ASSIGN AND TRANSFER
            UNTO ____________________________________________________
            __________________________________________________ SHARES
            REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________________________ ATTORNEY
            TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

            DATED ____________________________________ 19 ______

            IN PRESENCE OF

            ______________________________  ______________________________





            MANSUR INDUSTRIES INC., A FLORIDA CORPORATION, WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH CLASS OR SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE PARTICIPATING STOCK OR OF ANY OTHER CLASS OF STOCK AND EACH SERIES THEREOF AUTHORIZED TO BE ISSUED.


            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.